UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 26, 2022

NOCERA, INC.

(Exact name of registrant as specified in charter)

Nevada	000-55993	16-1626611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221, ROC

(Address of principal executive offices and zip code)

(886) 910-163-358

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	NCRA	The Nasdaq Capital Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01 Entry into a Material Definitive Agreement.

iTake Purchase Agreement

On September 26, 2022, Nocera, Inc., a Nevada corporation (the “Company”), entered into a Variable Interest Entity Purchase Agreement (the “iTake Purchase Agreement”) with iTake Inc., a Taiwan corporation (“iTake”). The iTake Purchase Agreement provides that, subject to the terms and conditions set forth in the iTake Purchase Agreement, the Company will purchase a 51% controlling interest in iTake (the “iTake Acquisition”).

Under the iTake Purchase Agreement, the Company will (i) make a payment of $200,000 to iTake (the “Cash Payment”) and (ii) issue 100,000 Class A warrants (together with the Cash Payment, the “Payment”), within 60 days of September 26, 2022 (November 25, 2022) in exchange for a 51% controlling interest in iTake. On the date that is 15 days after the date the Payment is completed, iTake will sign and deliver all necessary variable interest agreements to the Company to effectuate the iTake Acquisition, including, without limitation, a customary voting rights proxy agreement and power of attorney, exclusive call option agreement, and a legal opinion from iTake’s counsel.

The iTake Acquisition is expected to close on or around November 15, 2022.

A copy of the iTake Purchase Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Farmers Vending Purchase Agreement

On September 26, 2022, Farmers Vending Machine Co. Ltd., a Taiwan corporation (“Farmers Vending”), entered into a Purchase Agreement (the “Farmers Vending Purchase Agreement”) with the Company. The Farmers Vending Purchase Agreement provides that, subject to the terms and conditions set forth in the Farmers Vending Purchase Agreement, Farmers Vending will purchase from the Company $1,000,000 worth of seafood, fruits and vegetables (the “Products”) every month to sell through Farmers Vending’s vending machine locations and fruit outlets.

The effective date of the Farmers Vending Purchase Agreement is October 1, 2022 and will have a term of one year. Each of the Products will be sold at the prevailing market price at a discounted rate of 30%. The Company will be responsible for the delivery of the Products to the designated locations and will bear all costs associated with delivery.

A copy of the Farmers Vending Purchase Agreement is filed as Exhibit 10.2 to this Form 8-K and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On September 29, 2022, Nocera issued a press release announcing the iTake Purchase Agreement described under Item 1.01 of this Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The disclosure under Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information provided herein shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Variable Interest Entity Purchase Agreement dated as of September 26, 2022, by and between Nocera, Inc. and iTake Inc.
10.2	Farmers Vending Co. Ltd. Purchase Agreement dated as of September 26, 2022, by and between Farmers Vending Machine Co. Ltd. and Nocera, Inc.
99.1	Press release of Nocera, Inc., dated September 29, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCERA, INC.

Date: September 30, 2022	By: /s/ Yin-Chieh Cheng
Name: Yin-Chieh Cheng
Title: President and Chief Executive Officer

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